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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 20, 2004


                                  ORETECH, INC.
             (Exact name of registrant as specified in its charter)



         Nevada                      0-26755                   88-0417771

(State or other jurisdiction     (Commission File            (IRS Employer
  of incorporation)                    Number)            Identification Number)

                306 State Docks Road, Phenix City, Alabama 36869

               (Address of Principal Executive Offices) (Zip Code)


                                 (334) 297-0663

              (Registrant's telephone number, including area code)


                            Exhibit Index at Page __

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           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This Form 8-K contains forward-looking statements, including (without limitation) statements regarding possible or assumed future events and the results of operations of Oretech, Inc. ("Oretech") that are based on current expectations, estimates, forecasts and projections about the industries in which Oretech operates and beliefs and assumptions of the management of Oretech. Words such as and those preceded by, followed by or that include the words "believes," "could," "expects," "targets," "goals," "projects," "intends," "plans," "seeks," "anticipates," or similar expressions or variations of such words are intended to identify such forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that may cause or contribute to such differences include, but are not limited to, those discussed under the section entitled "Risk Factors" and elsewhere and in other reports Oretech files with the Securities and Exchange Commission, specifically the most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. Oretech undertakes no obligation to revise or update publicly any forward-looking statements for any reason. For those forward-looking statements, Oretech claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 5. OTHER EVENTS AND REGULATION D DISCLOSURE.
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         On May 20, 2004, Oretech, Inc. ("Oretech") filed a lawsuit
("Complaint") against its former Chief Executive Officer, Stephen D. Cummins, and several other individuals and entities. The Complaint was filed in The Superior Court of Muscogee County, Georgia and seeks to recover damages and other equitable relief against the defendants, including the return of a substantial number of shares of Oretech common stock, which had been inappropriately issued.

         The primary defendant in the case was Stephen D. Cummins, who served as the Chief Executive Officer of Oretech from April 1, 2003, until November 25, 2003. Mr. Cummins also served on Oretech's Board of Directors from April 1, 2003, until January 26, 2004. Among the wrongdoings of Stephen Cummins alleged in the Complaint were breach of fiduciary duty, fraud, conversion and conspiracy. The facts on which the lawsuit was based are set forth below.

         Prior to March 31, 2003, Oretech was named "The Tantivy Group, Inc." and had been involved in various information technology and "dot.com" related businesses. Stephen Cummins was a member of The Tantivy Group, Inc.'s Board of Directors on March 31, 2003. Stephen Cummins was also the President of PTI Ventures, LLC, a Georgia limited liability company ("Ventures") and Chief Executive Officer of PTI Enterprises, Inc., a Nevada corporation ("Enterprises"), and had served in such capacities since June, 2001.

         On March 31, 2003, The Tantivy Group, Inc. entered into an agreement ("March 31 Agreement") with Enterprises, pursuant to which The Tantivy Group, Inc. acquired Enterprises in a stock for stock acquisition. The result of the transaction was that the shareholders of Enterprises became the controlling shareholders of The Tantivy Group, Inc. Upon consummation of this March 31 Agreement, The Tantivy Group, Inc. changed its name to "Oretech, Inc." Enterprises also changed its name to "Oretech Corporation."

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         Stephen Cummins signed the March 31 Agreement as the Chief Executive
Officer and President of The Tantivy Group, Inc.

         The March 31 Agreement provided that The Tantivy Group, Inc. would issue 20,907,000 newly issued shares of common stock to the Enterprises shareholders in exchange for all of their shares of Enterprises common stock.

         At some point in time, in between the execution of the March 31 Agreement and the resulting issuance of 20,907,000 shares of Oretech common stock to the Enterprises shareholders in April 2003, Stephen Cummins inappropriately issued an additional 5,750,000 shares of Oretech common stock to himself, his wife, his former wife, his son, his daughter, his parents and to various other friends and acquaintances. These other persons besides Stephen Cummins are referred to herein as the "secondary defendants." The inappropriate issuance of these 5,750,000 was not known by or approved by Oretech or its shareholders and was an act committed by Stephen Cummins solely for his benefit and the benefit of the secondary defendants, whom the Complaint alleges have been unjustly enriched.

         In October and November of 2003, the Oretech Board of Directors became aware of the unauthorized issuance of the subject 5,750,000 shares. The Board also began questioning many of the decisions being made, and actions being taken, by Stephen Cummins, most of which were in furtherance of his personal interests and opposed to the interests of Oretech and its shareholders.

         Despite numerous demands for Stephen Cummins to return the 5,750,000 shares of common stock, he refused to do so. Hence, the Complaint was filed.

         On May 21, 2004, Stephen Cummins acknowledged that he had been served with the Complaint and agreed to promptly return all of the Oretech shares issued to him personally and to coordinate the return of all the other shares issued to the secondary defendants. In return for his agreement to return the shares, Oretech postponed a hearing for equitable relief.

         Since the Complaint was filed, Stephen Cummins has returned 458,000 shares and the secondary defendants have returned 1,575,000 shares of common stock to Oretech. Oretech has now taken measures to obtain a default judgment against Stephen Cummins, as he has failed to answer the Complaint and has failed to live up to his written agreement to return all of his wrongfully issued shares to Oretech.

         Oretech has placed an administrative hold on all of the shares held by Mr. Cummins and TIC Trust pending resolution of the litigation.

         The shares that have been surrendered for cancellation, as well as the other shares Oretech will recover as a result of the Complaint will be cancelled, thereby substantially reducing the number of shares of common stock issued and outstanding.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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None



                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 9, 2004

                                          ORETECH, INC.

                                          By:   s/s Francis C. Hargarten
                                          -------------------------------
                                          Francis C. Hargarten
                                          President and Chief Executive Officer




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